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                       SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):      June 11, 1998


                             GTE SOUTH INCORPORATED

             (Exact name of registrant as specified in its charter)

Virginia                         2-36292                       56-0656680

(State or other                 (Commission                   (IRS Employer
jurisdiction of                 File Number)                Identification No.)
incorporation)

600 Hidden Ridge, HQE04B12 - Irving, Texas                         75038

(Address of principal executive offices)                         (Zip Code)


        Registrant's telephone number, including area code: 972-718-5600
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                             GTE SOUTH INCORPORATED

                                    FORM 8-K

                              ITEM OF INFORMATION


ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

1.1 - Revised Form of Purchase Agreement, including Standard Purchase Agreement Provisions (June 1998 Edition), pertaining to Registration Statement on Form S-3 (File No. 33-65011) (to be first used on or about June 11, 1998).

4.3 - First Supplemental Indenture, dated as of June 1, 1998, between GTE South Incorporated and The Bank of New York, as successor trustee to NationsBank of Georgia, National Association, as Trustee.

4.4 - Form of New Debenture pertaining to Registration Statement on Form S-3 (File No. 33-65011) (to be first used on or about June 11, 1998).

5    -  Opinion and consent of William G. Mundy, Esq.

26   -  Revised Form of Invitation for Bids pertaining to Registration Statement on Form S-3 (File No. 33-65011) (to be first used on or about June 11,
        1998).
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                GTE SOUTH INCORPORATED
                                                     (Registrant)



Date:  June 11, 1998                            BY:    GREGORY D. JACOBSON
                                                       GREGORY D. JACOBSON
                                                            Treasurer